Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

NOVEMBER 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC. c/o WILLIAM J. FOX 1271 AVENUE OF THE AMERICAS 35th FLOOR NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP c/o HARVEY R. MILLER 767 FIFTH AVENUE NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: December 23, 2011	By:	/s/ William J. Fox

William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

NOVEMBER 1, 2011 TO NOVEMBER 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;

•	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Bank;

•	Cash held at real estate owned properties or at third party managers;

•

Cash transferred on or prior to September 15, 2008 by the Company in connection with certain requests by, and documents executed by, the Company and Citigroup Inc. and HSBC Bank PLC currently recorded at $2 billion and $84 million, respectively; and

•

Approximately $500 million which was seized by Bank of America (“BOA”) to offset derivative claims against certain Debtors and corresponding guarantee claims against LBHI. On October 19, 2011, the Bankruptcy Court approved a settlement agreement with BOA which provides for, among other things, BOA to release approximately $356 million of these seized funds to LBHI within 10 days of any initial plan distribution to BOA from any Debtor. BOA may set off the remaining amount of seized funds, approximately $145 million, against its claims against LBHI.

6.	Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

November 1, 2011 - November 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Free Cash and Investments (11/1/11)			$2,910	$9,083	$3,931	$3,682	$19,606	$6	$1,503	$1	$2,481	$3,991	$23,596
Restricted Cash	(a	)	1,947	683	47	52	2,729	—	—	—	2	2	2,731

Beginning Total Cash and Investments	(a	)	4,857	9,766	3,977	3,734	22,334	6	1,503	1	2,483	3,993	26,327

Sources of Cash

Derivatives			15	52	11	16	93	—	—	—	—	—	93
Loans			1	0	73	—	74	—	—	—	—	—	74
Private Equity / Principal Investing			6	—	1	—	7	—	20	11	7	38	45
Real Estate			15	0	533	—	548	—	—	19	246	265	813
Other			11	46	59	1	117	—	1	5	1	6	122
Asia / South America			—	—	—	—	—	—	—	—	168	168	168
Inter-Company Transfers			41	1	231	1	273	6	—	—	2	8	281

Total Sources of Cash			90	99	907	18	1,112	6	21	34	424	484	1,597

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives			—	(158)	—	—	(158)	—	—	—	—	—	(158)
Loans			—	—	(48)	—	(48)	—	—	—	—	—	(48)
Private Equity / Principal Investing			—	—	—	—	—	—	(5)	—	(5)	(10)	(10)
Real Estate			(1)	—	(31)	—	(32)	—	(0)	—	(2)	(2)	(34)
Other			(3)	(95)	(27)	(3)	(128)	—	—	—	—	—	(128)

Operating			(57)	(1)	(1)	—	(58)	(8)	—	(0)	(1)	(10)	(68)

Asia / South America			—	—	—	—	—	—	—	—	(34)	(34)	(34)
Inter-Company Transfers			(7)	(1)	(2)	(1)	(10)	—	—	(34)	(237)	(271)	(281)

Total Uses of Cash			(69)	(254)	(108)	(3)	(434)	(8)	(6)	(35)	(278)	(326)	(760)

Net Cash Flow			21	(156)	799	14	678	(2)	15	(0)	146	158	837
FX Fluctuation			(3)	—	(1)	—	(4)	—	—	—	(5)	(5)	(9)

Ending Total Cash and Investments			4,875	9,611	4,775	3,749	23,009	4	1,518	0	2,624	4,147	27,155
Restricted Cash			(1,993)	(683)	(77)	(52)	(2,805)	—	—	—	(2)	(2)	(2,807)

Ending Free Cash and Investments (11/30/11)			$2,882	$8,928	$4,698	$3,696	$20,203	$4	$1,518	$0	$2,622	$4,145	$24,348

All values that are exactly zero are shown as “—”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

November 1, 2011 - November 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities						Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp		PAMI	Other	Total	Entities
Beginning Free Cash and Investments (11/1/11)			$2,910	$9,083	$3,931	$3,682	$19,606	$6	$	`1,503	$1	$2,481	$3,991	$23,596
Restricted Cash	(a	)	1,947	683	47	52	2,729	—		—	—	2	2	2,731

Beginning Total Cash and Investments	(a	)	4,857	9,766	3,977	3,734	22,334	6		1,503	1	2,483	3,993	26,327

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(b	)	—	41	11	16	68	—		—	—	—	—	68
Other			15	11	—	—	25	—		—	—	—	—	25

Loans
Agency Receipts	(c	)	—	—	4	—	4	—		—	—	—	—	4
Principal			1	—	65	—	66	—		—	—	—	—	66
Interest			0	0	4	—	4	—		—	—	—	—	4

Private Equity / Principal Investing
Principal			4	—	1	—	5	—		18	11	1	29	34
Interest			2	—	0	—	2	—		2	—	7	9	11

Real Estate
Principal	(d	)	13	0	529	—	542	—		—	18	246	263	805
Interest			2	—	4	—	6	—		—	2	0	2	8

Other
Compensation and Benefits Reimbursements			0	—	—	—	0	—		—	—	0	0	1
Interest	(e	)	1	3	1	1	6	—		1	—	0	1	7
Return of Hedging Collateral	(f	)	6	42	58	—	106	—		—	—	—	—	106
Other			3	1	—	—	4	—		—	5	1	5	9

Asia / South America			—	—	—	—	—	—		—	—	168	168	168
Inter-Company Transfers			41	1	231	1	273	6		—	—	2	8	281

Total Sources of Cash			90	99	907	18	1,112	6		21	34	424	484	1,597

All values that are exactly zero are shown as “—”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

November 1, 2011 - November 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades			—	(9)	—	—	(9)	—	—	—	—	—	(9)
Other	(g	)	—	(149)	—	—	(149)	—	—	—	—	—	(149)

Loans
Agency Disbursements	(c	)	—	—	(4)	—	(4)	—	—	—	—	—	(4)
Other	(h	)	—	—	(44)	—	(44)	—	—	—	—	—	(44)

Private Equity / Principal Investing
Capital Calls			—	—	—	—	—	—	(5)	—	(5)	(10)	(10)

Real Estate
Preservation of Assets			(1)	—	(31)	—	(32)	—	(0)	—	(2)	(2)	(34)

Other
Hedging Collateral	(i	)	(3)	(95)	(26)	(3)	(126)	—	—	—	—	—	(126)
Other			(0)	(0)	(1)	—	(2)	—	—	—	—	—	(2)

Operating	(j	)
Compensation and Benefits	(k	)	(10)	—	—	—	(10)	(4)	—	—	(1)	(5)	(15)
Professional Fees			(26)	(0)	(1)	—	(27)	—	—	(0)	(0)	(0)	(27)
Other	(l	)	(21)	(0)	—	—	(21)	(5)	—	—	(0)	(5)	(26)

Asia / South America			—	—	—	—	—	—	—	—	(34)	(34)	(34)
Inter-Company Transfers			(7)	(1)	(2)	(1)	(10)	—	—	(34)	(237)	(271)	(281)

Total Uses of Cash			(69)	(254)	(108)	(3)	(434)	(8)	(6)	(35)	(278)	(326)	(760)

Net Cash Flow			21	(156)	799	14	678	(2)	15	(0)	146	158	837
FX Fluctuation	(m	)	(3)	—	(1)	—	(4)	—	—	—	(5)	(5)	(9)

Ending Total Cash and Investments			4,875	9,611	4,775	3,749	23,009	4	1,518	0	2,624	4,147	27,155
Restricted Cash			(1,993)	(683)	(77)	(52)	(2,805)	—	—	—	(2)	(2)	(2,807)

Ending Free Cash and Investments (11/30/11)			$2,882	$8,928	$4,698	$3,696	$20,203	$4	$1,518	$0	$2,622	$4,145	$24,348

All values that are exactly zero are shown as “-”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

November 1, 2011 - November 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a)	Beginning Restricted Cash of $2 million and Beginning Total Cash and Investments of $2,483 million for Other (under the Other Controlled Entities section) decreased $24 million each from the Ending Cash and Investments in the October 2011 Schedule of Cash Receipts and Disbursements because control of two entities in Asia has been transferred from LBHI to another administrator and balances for these entities are excluded from this MOR report as of 11/1/11. Beginning Free Cash and Investments have not changed because the balances that are now excluded from this report were already classified as restricted cash.

(b)	Other Debtors reflects $8 million for LBCS, $7 million for LBCC and $1 million for LBFP.

(c)	Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.

(d)	Primarily reflects $438 million from the sale of Rosslyn (LCPI); $239 million from the sale of Innkeepers and the payoff of the Innkeepers DIP (Other Controlled Entities), which was subsequently transferred to LCPI; and $59 million in payoffs from other commercial real estate loans and paydowns on revolving facilities (LCPI).

(e)	Reflects interest collected on cash investments.

(f)	Reflects the gross return of cash collateral posted to hedge foreign currency and interest rate risk.

(g)	Reflects the purchase of SPV notes to facilitate the unwinding of derivative contracts.

(h)	Primarily reflects principal and interest forwarded to syndicated loan participants.

(i)	Reflects cash collateral posted to hedge foreign currency and interest rate risk.

(j)	A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(k)	Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management.

(l)	Primarily reflects expenses related to occupancy, taxes, insurance and infrastructure costs.

(m)	Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO NOVEMBER 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.	The professional fee disbursements presented in this report have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

5.	Ordinary Course Professionals are being paid in compliance with the “Amended Order Authorizing the Debtors to Employ Professionals Utilized in the Ordinary Course of Business” (the “Amended OCP Order”). Should a professional or firm exceed specified thresholds in the Amended OCP Order, then they must file a retention application with the Court and receive payment in compliance with subsequent amended orders establishing procedures for interim monthly compensation and reimbursement of expenses of professionals.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

November 2011

Unaudited ($ in thousands)

		November-2011		Sept-2008 Through Nov-2011
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$—		$15,068
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	8,598		496,191
Kelly Matthew Wright	Art Consultant and Auctioneer	—		91
Natixis Capital Markets Inc.	Derivatives Consultant	—		14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	742		20,377
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	7		4,008
Clyde Click, P.C.	Special Counsel - Real Estate	14		227
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	2,504		38,494
Dechert LLP	Special Counsel - Real Estate	327		4,250
Deloitte LLP	Tax Services	219		463
Discover Ready LLC	eDiscovery Services	123		14,248
Ernst & Young LLP	Audit and Tax Services	—		1,606
Foster, Graham, Milstein & Calisher, LLP	Special Counsel - Mortgage Litigation and Claims	—		282
Fried, Frank, Harris, Shriver & Jacobson LLP	Special Counsel - Real Estate	178		178
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	—		2,804
Hudson Global Resources	Contract Attorneys	75		11,343
Huron Consulting	Tax Services	—		2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	—		57,851
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	263		1,989
Kleyr Grasso Associes	Special Counsel - UK	52		901
Kramer Levin Naftalis and Frankel LLP	Special Counsel - Employee Matters	8		150
Latham & Watkins LLP	Special Counsel - Real Estate	—		551
Lazard Freres & Co.	Investment Banking Advisor	—		30,310
Locke Lord Bissell & Liddell LLP	Special Counsel - Mortgage Litigation and Claims	49		1,274
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	34		5,590
MMOR Consulting	Tax Services	48		654
Momo-o, Matsuo & Namba	Special Counsel - Asia	17		404
Moulton Bellingham P. C.	Special Counsel - Mortgage Litigation and Claims	—		256
O’Neil Group	Tax Services	126		2,459
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	383		2,660
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	263		2,528
Pricewaterhouse Coopers LLP	Tax Services	122		1,993
Reed Smith LLP	Special Counsel - Insurance	—		879
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	—		7,609
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—		2,639
SNR Denton LLP	Special Counsel - Real Estate	—		1,581
Sutherland LLP	Special Counsel - Tax	34		680
Weil Gotshal & Manges LLP	Lead Counsel	7,965		366,614
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	26		2,959
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	91		1,327
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,579		76,022
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	325		14,114
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	5,692	(a)	123,317
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—		23,324
Richard Sheldon, Q.C.	Special Counsel - UK	13		325
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—		42,502
Jenner & Block LLP	Examiner	—		58,439
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	254		2,639
Feinberg Rozen LLP	Fee Examiner (Previous)	—		3,158
Brown Greer Plc	Fee and Expense Analyst	—		779

Total Non-Ordinary Course Professionals		30,129		1,464,840

Debtors - Ordinary Course Professionals		454		43,978

US Trustee Quarterly Fees		—		1,613

Total Professional Fees and UST Fees		$30,582		$1,510,431

(a)	Includes the disbursement of the remaining holdback from the period of June, 2010 through September, 2010 of $3.5 million.